--------------------------------------------------------------------------------
                                                              EUROPEAN LARGE CAP
--------------------------------------------------------------------------------

Alliance New Europe Fund

Annual Report
July 31, 2000

                           Alliance Capital[LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
September 11, 2000

Dear Shareholder:

This report contains the performance and outlook of Alliance New Europe Fund (the "Fund") for the annual reporting period ended July 31, 2000.

Investment Objectives And Policies

This open-end Fund seeks long-term capital appreciation through investments primarily in the equity securities of companies based in Europe.

Investment Results

The following table provides information on the Fund's performance and, for comparison, that of relevant benchmarks, the Morgan Stanley Capital International (MSCI) Europe Index and the Lipper European Region Funds Average, for the six- and 12-month periods ended July 31, 2000. After outperforming the MSCI Europe Index at the January 31, 2000 period end, the Fund's return again surpassed its benchmark's return for the 12-month period ended July 31, 2000.

Our bottom-up stock selection process, as always, influenced performance. Our process seeks to identify companies offering the best available combination of fundamental growth and valuation based on internally generated research provided by our nine industry-oriented European analysts located in London.

Stock selection was the major determinant of relative returns during the six- and 12-month periods ended July 31, 2000. Country allocation added modestly to relative returns while currency management detracted slightly from returns. The difference in relative performance of the Fund versus its benchmark between the six- and 12-month periods under review can be attributed to a negative contribution from certain high growth stocks over the last six months as compared to their contribution over the longer 12-month stretch. For example, British Sky Broadcasting Group Plc. had a negative effect on the Fund's performance of over 1% during the six-month reporting period due to a 20% U.S. dollar decline in the price of the stock. However, over the full 12-months, the stock made a positive contribution of 1.5% as a result of a 108% U.S. dollar gain in the price of the stock. Similar fates were experienced by other substantial investments such as Nokia Oyj and United Pan Europe Communications NV.

INVESTMENT RESULTS*
Periods Ended July 31, 2000

                                                             -------------------
                                                               Total Returns
                                                             -------------------
                                                             6 months  12 months
--------------------------------------------------------------------------------

Alliance New
Europe Fund
  Class A                                                      -0.14%     18.89%
--------------------------------------------------------------------------------
  Class B                                                      -0.56%     18.01%
--------------------------------------------------------------------------------
  Class C                                                      -0.56%     17.99%
--------------------------------------------------------------------------------
MSCI Europe
Index                                                           2.82%     12.52%
--------------------------------------------------------------------------------
Lipper European
Region Funds
Average                                                         4.48%     26.31%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of July 31, 2000. All fees and expenses related to the operation of the Fund have been


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 15 European markets. The unmanaged Lipper European Region Funds Average represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the European region or in a single country within this region. These funds generally have similar investment objectives to the Fund, although investment policies for the various funds may differ. The Lipper Average, for the six- and 12-month periods ended July 31, 2000, reflects performance of 157 and 144 mutual funds, respectively. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.

      Additional investment results appear on pages 6-9.

Investment and Market Activity

European equities experienced a volatile six-month period ending July 31, 2000. Initially bolstered by Y2K relief and confidence in future growth, the technology, media, and telecommunications (TMT) sector led the charge. In early April, on a global magnitude, the bursting Internet bubble on Wall Street initiated a decline in all TMT stocks, regardless of their company-specific fundamentals. Fearing a collapse in growth patterns, investors quickly gravitated to defensive stances in industries such as banking, insurance, energy, and electric utilities. The broad movements in the individual sectors determined the movements in the country's indices. Switzerland, a country with only one TMT stock in its index, became the leading performer on a year-to-date basis thanks to a high proportional representation in defensive industries.

In the currency markets, the Euro fell sharply against the U.S. dollar dropping below 0.90/$ at one point during the period under review. The British pound also lost value against the U.S. dollar as British investors continued to favor the high interest rates and solid economic fundamentals of U.S. dollar assets over the options offered domestically. Overall, the United Kingdom's economic stagger became more pronounced while activity in the European region edged up to what is now likely to be a plateau for growth in the near-term.

Significant changes in the Fund, during the six-month period ended July 31, 2000, include a mix of a shift in the Fund's technological exposure, an increase in exposure to financials, and a specific interest in the insurance industry. Exposure to mobile communications has been reduced in favor of broadband telecommunication equipment, semiconductor equipment, and computer services. Due to near-term concerns about the visibility and strength in demand for mobile handsets, we have reduced our large holding in Nokia Oyj and Telefonaktiebolaget LM Ericson AB and used the proceeds


--------------------------------------------------------------------------------
2 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

to increase exposure to companies such as Alcatel and Dimension Data Holdings Plc. Alcatel is a French-based company focused on optical and transmission equipment, specifically Wavelength Division Multiplexing (WDM) and Asymmetric Digital Subscriber Line (ADSL) technologies. Demand looks comparatively stronger here, for the foreseeable future, than it does for mobile handset manufacturers. Dimension Data Holdings Plc. is the world's largest independent network integrator. It helps customers assemble network systems using technology from Cisco, Nortel, Oracle, and Sieble. We bought a stake in the company after its recent relocation from South Africa to London and its new place on the London Stock Exchange.

Our positive stance on insurance stocks is based on the attractive growth/value trade-off and the expectation of a supportive economic backdrop for positive earnings surprises. We have focused our attention on the larger insurance companies in the belief that they are better positioned to capitalize on the projected positive environment. In the United Kingdom, we added substantially to our positions in CGNU Plc. and Prudential Plc. We also bought shares in Zurich Allied AG and its paired-share Allied Zurich AG. With the company finally consolidating its dually listed shares into one holding, we think the technical overhang on the stock will lift and the specific fundamentals of the company will once again be accurately valued in the marketplace. Finally, in Italy we made a material investment in Alleanza Assicurazioni believing that tax changes, which are to be implemented soon, will benefit their three to five year growth since they are the largest seller of life insurance products in Italy.

Looking at the Fund's different sectors, the Fund is overweight in the technology (focus on semiconductors) and finance (focus on insurance) sectors, at benchmark weight in consumer services (focus on media), and underweight in the health care, industrial, energy, and utility fields.

Investment Outlook

Major economies around the world appear to be moving in a somewhat desynchronized manner among the three predominant global economies of the U.S., U.K., and Japan. Leading the way to slower growth is the United Kingdom. Here, conclusive evidence of a slowdown in domestic and export led activity, at this point has put the Bank of England on hold indefinitely with regard to further increases in interest rates, and the U.S. is following suit. Growth appears to be peaking as the impact of increased interest rates, a slower growth in the money supply rate, tighter lending requirements and increasing signs of rising unemployment cause the pace of economic activity to slow down to a more sustainable level. Continental Europe appears on firmer ground in relation to the U.S. and the U.K. Consumer and business confidence continues to rise, money supply growth is supportive (not contracting like in the U.S. or U.K.), jobs are being created and capital investment is rising. Despite current signs of strength, growth is set to peak in the European region in the next quarter as the effect


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

of an external slowdown and increased interest rates will take a little steam out of the economic sails. In Japan, the economic data continues to send mixed signals between strong export growth and weak domestic consumption.

Taken together we see the picture for global growth as flowing with the direction of activity. This means the peak in long bond yields was probably seen in the first quarter of 2000. Also, the traditional combination of rising interest rates and slower money supply growth leading to slower economic activity is starting to bite, especially in those countries most advanced in such a cyclical context (e.g. U.K, U.S., Australia). Were it not for stubbornly high oil prices, we would be comfortable in asserting that inflationary pressures have peaked as well. In a perverse way, high oil prices have acted as a tax on the consumer, slowing consumption and economic activity in much the same way higher interest rates or increased taxes would. The risk is that higher oil prices push through sympathetic price increases in other areas that, in turn, lead to an increased push for higher wages from employees. If this were to happen, inflation could become embedded in the system and become much harder to ring out. Given the prospect for oil prices to settle down to around $25 per barrel later this year, our concerns about an embedding of inflation in the global economic system are allayed. If we are right, another modest increase in administered rates may be in the cards for the U.S. and European regional markets late this summer into the early autumn in order to take out some additional insurance against inflationary influences. Still, for this cycle, the rates should not continue to increase.

With the end of the interest rate cycle slowly becoming more tangible, the fear of a negative impact from interest rates on equity market valuations has receded. It has been superceded by concerns about earnings growth. This is quite logical, given the indications for a continuance of slower economic growth. To our way of thinking, the resumption of textbook-like economics and the bursting of the Internet bubble imply that we are back into a more normal investment environment--one that is broad in nature and favors those companies exhibiting the best available combination of growth and value. We continue to believe the best available combinations are to be found in secular technology stories like communication equipment; beneficiaries of supply/demand imbalances such as semiconductors; and select companies experiencing favorable volume demand and benign pricing such as insurance and selected pharmaceuticals.

In summary, we do not expect equity indices to make much headway in the near term, given the general risk to earnings and lack of liquidity. A major bull market leg will not start until liquidity conditions do improve. However, an improvement in earnings is not a prerequisite for the start of a new bull market phase. Within the context of a flat market overall, we do expect significant opportunities, at the stock selection level, to add value. We believe these opportunities can be broad within a range of companies and industries able


--------------------------------------------------------------------------------
4 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

[PHOTO      John D.
 OMITTED]   Carifa

[PHOTO      Stephen M.
 OMITTED]   Beinhacker

Portfolio Manager, Stephen
Beinhacker, is Senior Portfolio
Manager in the Global/
International Group. Mr.
Beinhacker has over 14 years
of investment experience.

to exhibit predictable and visible high quality growth. Our challenge will be to properly price these fundamentals and position them accordingly in the Fund. As ever, this will be the determinant of our long-term investment success.

Thank you again for your interest and investment in Alliance New Europe Fund. We look forward to reporting to you in the ensuing months.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Stephen M. Beinhacker

Stephen M. Beinhacker
Vice President


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
GROWTH OF A $10,000 INVESTMENT
7/31/90 TO 7/31/00

 [The following table was depicted as mountain chart in the printed material.]

                             <PLOT POINTS TO COME>

MSCI Europe Index: $32,901

Lipper European Region Funds Average: $27,655

Alliance New Europe Fund Class A: $27,243

This chart illustrates the total value of an assumed $10,000 investment in Alliance New Europe Fund Class A shares (from 7/31/90 to 7/31/00) as compared to the performance of an appropriate broad-based index and the Lipper European Region Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 15 European markets.

The Lipper European Region Funds Average reflects the performance of 16 funds (based on the number of funds in the average from 7/31/90 to 7/31/00). These funds have generally similar investment objectives to Alliance New Europe Fund, although the investment policies of some funds included in the average may vary.

When comparing Alliance New Europe Fund to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance New Europe Fund.


--------------------------------------------------------------------------------
6 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE NEW EUROPE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 7/31

                              [BAR CHART OMITTED]

              Alliance New Europe Fund--Yearly Periods Ended 7/31
--------------------------------------------------------------------------------
                        Alliance New Europe Fund      MSCI Europe Index
--------------------------------------------------------------------------------
      7/31/91                    -24.37%                    -9.78%
      7/31/92                     12.90%                    11.00%
      7/31/93                      7.50%                     1.92%
      7/31/94                     21.15%                    21.96%
      7/31/95                     20.22%                    19.24%
      7/31/96                      8.20%                     8.08%
      7/31/97                     28.78%                    38.30%
      7/31/98                     32.21%                    33.90%
      7/31/99                     -2.87%                    -1.56%
      7/31/00                     18.89%                    12.52%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased of redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Total returns for Class B, Class C and Advisor class shares will differ due to different expenses associated with those classes.

The unmanaged Morgan Stanley Capital International (MSCI) Europe Index is a market capitalization-weighted index of over 500 stocks traded in 15 European markets. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance New Europe Fund.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
July 31, 2000

INCEPTION DATE          PORTFOLIO STATISTICS
Class A Shares          Net Assets ($mil): $422.3
4/2/90                  Median Market Capitalization ($mil): $31,214
Class B Shares
3/5/91
Class C Shares
5/3/93

SECTOR BREAKDOWN

o 29.62% Finance
o 22.91% Technology
o 18.97% Consumer Services
o  7.85% Energy
o  4.49% Consumer Staples                       [PIE CHART OMITTED]
o  4.05% Aerospace & Defense
o  3.91% Health Care
o  2.97% Consumer Manufacturing
o  1.32% Utilities
o  3.91% Short-Term Investments

COUNTRY BREAKDOWN

o 38.59% United Kingdom
o 21.97% France
o 10.52% Netherlands
o  7.32% Spain
o  4.80% Italy
o  4.05% Sweden                                 [PIE CHART OMITTED]
o  4.02% Ireland
o  2.39% Finland
o  1.56% Switzerland
o  0.50% Germany
o  0.37% Norway
o  3.91% Short-Term Investments

All data as of July 31, 2000. The Fund's sector and country breakdowns may vary over time. These breakdowns are expressed as a percentage of total investments.


--------------------------------------------------------------------------------
8 o ALLIANCE NEW EUROPE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JULY 31, 2000

Class A Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                   1 Year            18.89%                      13.86%
                  5 Years            16.30%                      15.29%
                 10 Years            11.02%                      10.54%

Class B Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                   1 Year            18.01%                      14.01%
                  5 Years            15.47%                      15.47%
          Since Inception*(a)        13.05%                      13.05%

Class C Shares
--------------------------------------------------------------------------------
                               Without Sales Charge        With Sales Charge
                   1 Year            17.99%                      16.99%
                  5 Years            15.47%                      15.47%
          Since Inception*           16.26%                      16.26%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (JUNE 30, 2000)

                                   Class A      Class B         Class C
                                    Shares       Shares          Shares
--------------------------------------------------------------------------------
                   1 Year           15.86%       16.13%          19.11%
                  5 Years           16.71%       16.89%          16.89%
                 10 Years           11.36%       13.32%*(a)      16.70%*

The Fund's investment results represent average annual total returns. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will differ due to different expenses associated with that class.

Substantially all of the Fund's assets will be invested in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date: 3/5/91 Class B; 5/3/93 Class C.

(a) Assumes the conversion of Class B shares into Class A shares after 8 years.


--------------------------------------------------------------------------------
                                                    ALLIANCE NEW EUROPE FUND o 9

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
July 31, 2000

                                                                      Percent of
Company                                        U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Vodafone Group Plc.                            $ 21,225,991                 5.0%
--------------------------------------------------------------------------------
STMicroelectronics, NV                           17,301,464                 4.1
--------------------------------------------------------------------------------
BAE SYSTEMS Plc.                                 17,102,322                 4.1
--------------------------------------------------------------------------------
BNP Paribas                                      16,504,934                 3.9
--------------------------------------------------------------------------------
ASM Lithography Holdings NV                      15,803,257                 3.7
--------------------------------------------------------------------------------
British Sky Broadcasting Group Plc.              15,677,819                 3.7
--------------------------------------------------------------------------------
Alleanza Assicurazioni                           14,493,522                 3.4
--------------------------------------------------------------------------------
Standard Chartered Plc.                          14,104,204                 3.3
--------------------------------------------------------------------------------
Sanofi-Synthelabo, SA                            13,438,288                 3.2
--------------------------------------------------------------------------------
CGNU Plc.                                        12,887,320                 3.1
--------------------------------------------------------------------------------
                                               $158,539,121                37.5%

MAJOR PORTFOLIO CHANGES
Six Months Ended July 31, 2000
                                                       -------------------------
                                                                Shares
                                                       -------------------------
                                                                       Holdings
Purchases                        Country                  Bought        7/31/00
--------------------------------------------------------------------------------
Vodafone Group Plc.              United Kingdom        3,934,070      4,874,495
--------------------------------------------------------------------------------
BP Amoco Plc.                    United Kingdom        1,448,300      1,448,300
--------------------------------------------------------------------------------
Alleanza Assicurazioni           Italy                 1,162,930      1,162,930
--------------------------------------------------------------------------------
BAE SYSTEMS Plc.                 United Kingdom          972,181      2,544,673
--------------------------------------------------------------------------------
Dixons Group Plc.                United Kingdom          639,371        855,971
--------------------------------------------------------------------------------
Reuters Group Plc.               United Kingdom          482,400        482,400
--------------------------------------------------------------------------------
Tesco Plc.                       United Kingdom          435,000      1,323,170
--------------------------------------------------------------------------------
ASM Lithography
   Holdings NV                   Netherlands             408,500        408,500
--------------------------------------------------------------------------------
Prudential Plc.                  United Kingdom          402,800        602,800
--------------------------------------------------------------------------------
CGNU Plc.                        United Kingdom          400,971        821,859
--------------------------------------------------------------------------------

                                                                       Holdings
Sales                            Country                    Sold        7/31/00
--------------------------------------------------------------------------------
Next Plc.                        United Kingdom        1,288,700             -0-
--------------------------------------------------------------------------------
FKI Plc.                         United Kingdom          896,000             -0-
--------------------------------------------------------------------------------
Banca Intesa SpA, RNC            Italy                   682,000             -0-
--------------------------------------------------------------------------------
ENI SpA                          Italy                   557,500             -0-
--------------------------------------------------------------------------------
British Airways Plc.             United Kingdom          475,188        744,290
--------------------------------------------------------------------------------
Slough Estates Plc.              United Kingdom          407,000             -0-
--------------------------------------------------------------------------------
Bank of Scotland                 United Kingdom          404,064        447,451
--------------------------------------------------------------------------------
Banca Intesa SpA                 Italy                   341,000             -0-
--------------------------------------------------------------------------------
Rhodia, SA                       France                  203,000             -0-
--------------------------------------------------------------------------------
Compass Group Plc.               United Kingdom          194,000             -0-
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
10 o ALLIANCE NEW EUROPE FUND

                                                          ----------------------
                                                          SECTOR DIVERSIFICATION
                                                          ----------------------

SECTOR DIVERSIFICATION
July 31, 2000

                                                                      Percent of
                                               U.S. $ Value           Net Assets
--------------------------------------------------------------------------------
Aerospace & Defense                            $ 17,102,322                 4.0%
--------------------------------------------------------------------------------
Consumer Manufacturing                           12,540,685                 3.0
--------------------------------------------------------------------------------
Consumer Services                                80,122,818                19.0
--------------------------------------------------------------------------------
Consumer Staples                                 18,965,841                 4.5
--------------------------------------------------------------------------------
Energy                                           33,177,215                 7.9
--------------------------------------------------------------------------------
Finance                                         125,107,571                29.6
--------------------------------------------------------------------------------
Healthcare                                       16,530,617                 3.9
--------------------------------------------------------------------------------
Technology                                       96,785,843                22.9
--------------------------------------------------------------------------------
Utilities                                         5,554,390                 1.3
--------------------------------------------------------------------------------
Total Investments*                              405,887,302                96.1
--------------------------------------------------------------------------------
Cash and receivables, net of liabilities         16,392,292                 3.9
--------------------------------------------------------------------------------
Net Assets                                     $422,279,594               100.0%
--------------------------------------------------------------------------------

*     Excludes short-term obligations


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2000

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

Common Stocks-96.1%
Finland-2.4%
Nokia Oyj...................................          228,000     $  10,100,704
                                                                  -------------
France-22.0%
Alcatel.....................................          173,000        12,760,193
Assurances Generales de France..............          109,300         5,641,225
BNP Paribas.................................          167,250        16,504,934
Castorama Dubois Investissement, SA.........           41,000        10,143,624
Sanofi-Synthelabo, SA.......................          252,000        13,438,288
STMicroelectronics, NV......................          304,100        17,301,464
Total Fina Elf, SA..........................           80,000        11,853,224
Transiciel, SA..............................           91,870         5,150,237
                                                                  -------------
                                                                     92,793,189
                                                                  -------------
Germany-0.5%
Intershop Communications AG(a)..............            2,200           874,537
Software AG.................................           15,200         1,260,563
                                                                  -------------
                                                                      2,135,100
                                                                  -------------
Ireland-4.0%
Bank of Ireland.............................          877,200         5,389,025
CRH Plc. ...................................          682,330        11,595,564
                                                                  -------------
                                                                     16,984,589
                                                                  -------------
Italy-4.8%
Alleanza Assicurazioni......................        1,162,930        14,493,522
Rolo Banca 1473 SpA.........................          165,000         2,981,375
Ruin Adriatica di Sicurta SpA...............          247,000         2,792,253
                                                                  -------------
                                                                     20,267,150
                                                                  -------------
Netherlands-10.5%
ASM Lithography Holdings NV(a)..............          408,500        15,803,257
ING Groep NV................................           93,450         6,246,741
Koninklijke Philips Electronics NV..........          231,000        10,462,639
United Pan-Europe Communications NV(a)......          468,000        11,925,501
                                                                  -------------
                                                                     44,438,138
                                                                  -------------
Norway-0.4%
Royal Caribbean Cruises, Ltd. ..............           78,000         1,554,276
                                                                  -------------
Spain-7.3%
Altadis, SA.................................          763,150        11,179,950
Banco Bilbao Vizcaya Argentaria SA..........          351,751         5,084,614
Repsol YPF, SA..............................          454,000         8,623,981
Telefonica, SA..............................          264,066         5,554,390
Unidad Editorial, SA(a)(b)..................          249,966           463,243
                                                                  -------------
                                                                     30,906,178
                                                                  -------------


--------------------------------------------------------------------------------
12 o ALLIANCE NEW EUROPE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                Shares      U.S. $ Value
--------------------------------------------------------------------------------

Sweden-4.0%
Securitas AB, Cl. B.........................          494,080     $  10,774,716
Telefonaktiebolaget LM Ericson AB, Cl. B....          240,000         4,684,280
Tele1 Europe Holdings AB(a).................          129,300         1,642,491
                                                                  -------------
                                                                     17,101,487
                                                                  -------------
Switzerland-1.6%
Serono, SA, Cl. B...........................            2,921         3,092,329
Zurich Allied AG............................            6,500         3,504,883
                                                                  -------------
                                                                      6,597,212
                                                                  -------------
United Kingdom-38.6%
Allied Zurich Plc. .........................          314,000         4,070,196
Autonomy Corp. Plc.(a)......................           53,000         7,234,500
BAE SYSTEMS Plc. ...........................        2,544,673        17,102,322
Bank of Scotland............................          447,451         3,528,275
Beazer Group Plc. ..........................          530,300           945,121
BP Amoco Plc. ..............................        1,448,300        12,700,010
British Airways Plc. .......................          744,290         4,182,939
British Sky Broadcasting Group Plc.(a)......          868,000        15,677,819
CGNU Plc. ..................................          821,859        12,887,320
CMG Plc. ...................................          432,000         7,369,298
Dimension Data Holdings Plc.(a).............          250,000         2,141,680
Dixons Group Plc. ..........................          855,971         3,749,761
Granada Media Plc.(a).......................          213,500         1,995,267
Imperial Tobacco Group Plc. ................          350,600         3,426,187
Prudential Plc. ............................          602,800         8,206,458
Reuters Group Plc. .........................          482,400         9,204,397
Royal Bank of Scotland Group Plc. ..........          567,981         8,897,830
Standard Chartered Plc. ....................        1,001,316        14,104,204
Tesco Plc. .................................        1,323,170         4,359,704
Vodafone Group Plc. ........................        4,874,495        21,225,991
                                                                  -------------
                                                                    163,009,279
                                                                  -------------
Total Common Stocks
   (cost $360,918,675) .....................                        405,887,302
                                                                  -------------


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                    Principal
                                                       Amount
Company                                                 (000)      U.S. $ Value
--------------------------------------------------------------------------------
Time Deposit-3.9%
Bank of New York
   6.125%, 8/01/2000
   (cost $16,500,000).......................          $16,500     $  16,500,000
                                                                  -------------
Total Investments-100.0%
   (cost $377,418,675)......................                        422,387,302
Other assets less liabilities-0.0%..........                           (107,708)
                                                                  -------------
NET ASSETS-100%.............................                      $ 422,279,594
                                                                  =============

(a)   Non-income producing security.
(b)   Restricted and illiquid security, valued at fair value (See Notes A & F).

      See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE NEW EUROPE FUND

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
July 31, 2000

Assets
Investments in securities, at value (cost $377,418,675) ......    $ 422,387,302
Cash .........................................................           64,418
Foreign cash, at value (cost $155,560) .......................          155,575
Receivable for investment securities sold ....................        7,693,636
Receivable for capital stock sold ............................        5,003,293
Dividends and interest receivable ............................          469,841
                                                                  -------------
Total assets .................................................      435,774,065
                                                                  -------------
Liabilities
Payable for investment securities purchased ..................        9,673,258
Payable for capital stock redeemed ...........................        2,877,393
Advisory fee payable .........................................          334,023
Distribution fee payable .....................................           45,426
Accrued expenses .............................................          564,371
                                                                  -------------
Total liabilities ............................................       13,494,471
                                                                  -------------
Net Assets ...................................................    $ 422,279,594
                                                                  =============
Composition of Net Assets
Capital stock, at par ........................................    $     209,072
Additional paid-in capital ...................................      347,450,364
Accumulated net investment loss ..............................       (1,690,828)
Accumulated net realized gain on investments and
   foreign currency transactions .............................       31,344,509
Net unrealized appreciation of investments and foreign
   currency denominated assets and liabilities ...............       44,966,477
                                                                  -------------
                                                                  $ 422,279,594
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($170,815,003 / 8,091,220 shares of capital stock
   issued and outstanding) ...................................           $21.11
Sales charge--4.25% of public offering price .................              .94
                                                                         ------
Maximum offering price .......................................           $22.05
                                                                         ======
Class B Shares
Net asset value and offering price per share
   ($181,284,766 / 9,267,380 shares of capital stock
   issued and outstanding) ...................................           $19.56
                                                                         ======
Class C Shares
Net asset value and offering price per share
   ($60,984,069 / 3,114,378 shares of capital stock
   issued and outstanding) ...................................           $19.58
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($9,195,756 / 434,219 shares of capital stock
   issued and outstanding) ...................................           $21.18
                                                                         ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 15

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2000

Investment Income
Dividends (net of foreign taxes
   withheld of $909,038) ...................     $  4,006,182
Interest ...................................          594,678      $  4,600,860
                                                 ------------
Expenses
Advisory fee ...............................        3,574,170
Distribution fee - Class A .................          469,792
Distribution fee - Class B .................        1,704,053
Distribution fee - Class C .................          559,404
Transfer agency ............................          959,386
Custodian ..................................          320,672
Administrative .............................          129,750
Printing ...................................           87,568
Registration ...............................           86,606
Audit ......................................           58,461
Directors' fees ............................           35,310
Legal ......................................           31,981
Miscellaneous ..............................           37,751
                                                 ------------
Total expenses .............................        8,054,904
Less: expense offset arrangement
   (See Note B) ............................          (50,097)
                                                 ------------
Net expenses ...............................                          8,004,807
                                                                   ------------
Net investment loss ........................                         (3,403,947)
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments and Foreign
Currency Transactions
Net realized gain on investment
   transactions ............................                         39,423,128
Net realized loss on foreign currency
   transactions ............................                         (1,635,961)
Net change in unrealized
   appreciation/depreciation of:
   Investments .............................                         22,659,384
   Foreign currency denominated assets
     and liabilities .......................                              7,005
                                                                   ------------
Net gain on investments and foreign
   currency transactions ...................                         60,453,556
                                                                   ------------
Net Increase in Net Assets
from Operations ............................                       $ 57,049,609
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE NEW EUROPE FUND

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                Year Ended         Year Ended
                                                 July 31,           July 31,
                                                   2000               1999
                                               -------------      -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss ......................     $  (3,403,947)     $     (97,975)
Net realized gain on investments and
   foreign currency transactions .........        37,787,167         13,408,223
Net change in unrealized
   appreciation/depreciation of
   investments and foreign currency
   denominated assets and liabilities ....        22,666,389        (22,992,687)
                                               -------------      -------------
Net increase (decrease) in net assets
   from operations .......................        57,049,609         (9,682,439)
Dividends and Distributions to
Shareholders from:
Net realized gain on investments and
   foreign currency transactions
   Class A ...............................        (6,199,548)       (14,329,507)
   Class B ...............................        (7,383,819)       (17,661,905)
   Class C ...............................        (2,364,210)        (5,167,355)
   Advisor Class .........................          (273,936)          (416,417)
Capital Stock Transactions
   Net increase ..........................        60,529,991         57,216,107
                                               -------------      -------------
   Total increase ........................       101,358,087          9,958,484
Net Assets
Beginning of period ......................       320,921,507        310,963,023
                                               -------------      -------------
End of period ............................     $ 422,279,594      $ 320,921,507
                                               =============      =============

See notes to financial statements.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2000

NOTE A

Significant Accounting Policies

Alliance New Europe Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchange whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Directors. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.


--------------------------------------------------------------------------------
18 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of debt securities and forward currency exchange contracts, holding of foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares have no distribution fees).

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

fiscal year, permanent differences, primarily due to foreign currency transactions and net operating losses resulted in a net decrease in accumulated net investment loss and a corresponding decrease in accumulated net realized gain on investments and foreign currency transactions. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1.10% of the Fund's average daily net assets up to $100 million, .95 of 1% of the next $100 million of the Fund's average daily net assets and .80 of 1% of the Fund's average daily net assets over $200 million. Pursuant to the advisory agreement, the Fund paid $129,750 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended July 31, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $681,211 for the year ended July 31, 2000.

For the year ended July 31, 2000, the Fund's expenses were reduced by $50,097 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $81,069 from the sale of Class A shares and $2,343, $344,619 and $21,182 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2000.

Brokerage commissions paid on investment transactions for the year ended July 31, 2000, amounted to $1,780,441, none of which was paid to brokers utilizing the services of the Pershing Division of Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser, nor to DLJ directly.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to the Class B and Class C shares. There is no distribution fee on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess


--------------------------------------------------------------------------------
20 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

of the distribution costs reimbursed by the Fund in the amount of $6,412,274 and $1,044,280 for Class B and C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government securities) aggregated $420,615,040 and $386,092,727, respectively, for the year ended July 31, 2000. There were no purchases or sales of U.S. government and government agency obligations for the year ended July 31, 2000.

At July 31, 2000, the cost of investments for federal income tax purposes was $379,606,026. Accordingly, gross unrealized appreciation of investments was $55,935,830 and gross unrealized depreciation of investments was $13,154,554, resulting in net unrealized appreciation of $42,781,276 (excluding foreign currency transactions).

The Fund incurred and elected to defer post-October currency losses of $1,690,828 for the year ended July 31, 2000.

Forward Exchange Currency Contracts

The Fund enters into forward foreign exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward foreign exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions. Fluctuations in the value of forward foreign exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward foreign exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, reflects the total exposure the Fund has in that particular currency contract.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

At July 31, 2000, the Fund had no outstanding forward foreign exchange currency contracts.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.01 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in shares of beneficial interest were as follows:

                       -------------------------    ------------------------------
                                Shares                          Amount
                       -------------------------    ------------------------------
                       Year Ended     Year Ended       Year Ended       Year Ended
                         July 31,       July 31,         July 31,         July 31,
                             2000           1999             2000             1999
                       -----------------------------------------------------------
Class A
Shares sold            12,040,188     10,387,131    $ 255,504,479    $ 193,992,568
----------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions            10,082        646,882          199,919       11,572,721
----------------------------------------------------------------------------------
Shares converted
  from Class B            350,122        122,569        7,779,759        2,294,514
----------------------------------------------------------------------------------
Shares redeemed       (11,078,163)   (10,373,809)    (235,992,947)    (195,377,111)
----------------------------------------------------------------------------------
Net increase            1,322,229        782,773    $  27,491,210    $  12,482,692
==================================================================================

Class B
Shares sold             3,725,231      4,397,501    $  74,241,804    $  78,216,424
----------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            44,134        764,041          815,592       12,858,820
----------------------------------------------------------------------------------
Shares converted
  to Class A             (376,227)      (130,183)      (7,779,759)      (2,294,514)
----------------------------------------------------------------------------------
Shares redeemed        (2,436,993)    (3,338,762)     (47,672,607)     (58,834,272)
----------------------------------------------------------------------------------
Net increase              956,145      1,692,597    $  19,605,030    $  29,946,458
==================================================================================

Class C
Shares sold             2,002,374      1,954,513    $  39,806,433    $  34,745,461
----------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  distributions            26,728        197,181          494,202        3,320,533
----------------------------------------------------------------------------------
Shares redeemed        (1,547,905)    (1,425,607)     (30,569,146)     (25,336,023)
----------------------------------------------------------------------------------
Net increase              481,197        726,087    $   9,731,489    $  12,729,971
==================================================================================

--------------------------------------------------------------------------------
22 o ALLIANCE NEW EUROPE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                       -------------------------    ------------------------------
                                Shares                          Amount
                       -------------------------    ------------------------------
                       Year Ended     Year Ended       Year Ended       Year Ended
                         July 31,       July 31,         July 31,         July 31,
                             2000           1999             2000             1999
                       -----------------------------------------------------------
Advisor Class
Shares sold               578,665        640,008    $  12,378,048    $  12,009,548
----------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions             1,062         20,566           21,094          367,511
----------------------------------------------------------------------------------
Shares redeemed          (402,599)      (547,753)      (8,696,880)     (10,320,073)
----------------------------------------------------------------------------------
Net increase              177,128        112,821    $   3,702,262    $   2,056,986
==================================================================================

NOTE F

Restricted Security

                                                     Date
Security                                           Acquired        U.S. $ Cost
--------                                           --------        -----------
Unidad Editorial, SA....................           10/01/92         $ 317,808

The security shown above is restricted as to sale and has been valued at fair value in accordance with procedures described in Note A. The value of this security at July 31, 2000 was $463,243, representing 0.1% of net assets.

NOTE G

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2000.

NOTE H

Concentration of Risk

Investing in securities of foreign companies involves special risks which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 39% of its net assets in United Kingdom equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                     ---------------------------------------------------------------
                                                                    Class A
                                     ---------------------------------------------------------------
                                                              Year Ended July 31,
                                     ---------------------------------------------------------------
                                         2000           1999          1998         1997         1996
                                     ---------------------------------------------------------------
Net asset value,
  beginning of period .........        $18.57         $21.85        $18.61       $15.84       $15.11
                                     ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ..          (.10)(a)        .07(a)        .05(a)       .07(a)       .18
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          3.55           (.79)         5.28         4.20         1.02
                                     ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          3.45           (.72)         5.33         4.27         1.20
                                     ---------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........            -0-            -0-           -0-        (.15)          -0-
Distributions in excess of net
  investment income ...........            -0-            -0-         (.04)        (.03)          -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ................          (.91)         (2.56)        (2.05)       (1.32)        (.47)
                                     ---------------------------------------------------------------
Total dividends and
  distributions ...............          (.91)         (2.56)        (2.09)       (1.50)        (.47)
                                     ---------------------------------------------------------------
Net asset value,
  end of period ...............        $21.11         $18.57        $21.85       $18.61       $15.84
                                     ===============================================================
Total Return
Total investment return
   based on net asset
  value(b) ....................         18.89%         (2.87)%       32.21%       28.78%        8.20%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) .............      $170,815       $125,729      $130,777      $78,578      $74,026
Ratio of expenses to
  average net assets ..........          1.65%(c)       1.80%(c)      1.85%(c)     2.05%(c)     2.14%
Ratio of net investment
  income (loss) to average
  net assets ..................         (0.46)%         0.39%          .25%         .40%        1.10%
Portfolio turnover rate .......           103%            89%           99%          89%          69%

See footnote summary on page 28.


--------------------------------------------------------------------------------
24 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                       ----------------------------------------------------------------
                                                                     Class B
                                       ----------------------------------------------------------------
                                                               Year Ended July 31,
                                       ----------------------------------------------------------------
                                         2000           1999           1998          1997          1996
                                       ----------------------------------------------------------------
Net asset value,
  beginning of period .........        $17.39         $20.76         $17.87        $15.31        $14.71
                                       ----------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ..          (.23)(a)       (.06)(a)       (.08)(a)      (.04)(a)       .08
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          3.31           (.75)          5.02          4.02           .99
                                       ----------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          3.08           (.81)          4.94          3.98          1.07
                                       ----------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income ...........            -0-            -0-            -0-         (.10)           -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ................          (.91)         (2.56)         (2.05)        (1.32)         (.47)
                                       ----------------------------------------------------------------
Total dividends and
  distributions ...............          (.91)         (2.56)         (2.05)        (1.42)         (.47)
                                       ----------------------------------------------------------------
Net asset value,
  end of period ...............        $19.56         $17.39         $20.76        $17.87        $15.31
                                       ================================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................         18.01%         (3.52)%        31.22%        27.76%         7.53%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) .............      $181,285       $144,570       $137,425       $66,032       $42,662
Ratio of expenses to
  average net assets ..........          2.38%(c)       2.50%(c)       2.56%(c)      2.75%(c)      2.86%
Ratio of net investment
  income (loss) to average
  net assets ..................         (1.18)%         (.34)%         (.40)%        (.23)%         .59%
Portfolio turnover rate .......           103%            89%            99%           89%           69%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                      ---------------------------------------------------------------
                                                                   Class C
                                      ---------------------------------------------------------------
                                                              Year Ended July 31,
                                      ---------------------------------------------------------------
                                         2000          1999          1998          1997          1996
                                      ---------------------------------------------------------------
Net asset value,
  beginning of period .........        $17.41        $20.77        $17.89        $15.33        $14.72
                                      ---------------------------------------------------------------
Income From Investment
  Operations
Net investment income (loss) ..          (.23)(a)      (.05)(a)      (.08)(a)      (.04)(a)       .08
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................          3.31          (.75)         5.01          4.02          1.00
                                      ---------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations ..................          3.08          (.80)         4.93          3.98          1.08
                                      ---------------------------------------------------------------
Less: Dividends and
  Distributions
Distributions in excess of net
  investment income ...........            -0-           -0-           -0-         (.10)           -0-
Distributions from net realized
  gains on investments and
  foreign currency
  transactions ................          (.91)        (2.56)        (2.05)        (1.32)         (.47)
                                      ---------------------------------------------------------------
Total dividends and
  distributions ...............          (.91)        (2.56)        (2.05)        (1.42)         (.47)
                                      ---------------------------------------------------------------
Net asset value,
  end of period ...............        $19.58        $17.41        $20.77        $17.89        $15.33
                                      ===============================================================
Total Return
Total investment return
  based on net asset
  value(b) ....................         17.99%        (3.46)%       31.13%        27.73%         7.59%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted) .............       $60,984       $45,845       $39,618       $16,907       $10,141
Ratio of expenses to
  average net assets ..........          2.36%(c)      2.50%(c)      2.56%(c)      2.74%(c)      2.87%
Ratio of net investment
  income (loss) to average
  net assets ..................         (1.18)%        (.28)%        (.41)%        (.23)%         .58%
Portfolio turnover rate .......           103%           89%           99%           89%           69%

See footnote summary on page 28.


--------------------------------------------------------------------------------
26 o ALLIANCE NEW EUROPE FUND

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                             --------------------------------------
                                                          Advisor Class
                                             --------------------------------------
                                                                         October 2,
                                                                            1996(d)
                                                   Year Ended July 31,           to
                                             ----------------------------  July 31,
                                               2000       1999       1998      1997
                                             --------------------------------------
Net asset value, beginning of period ..      $18.58     $21.79     $18.57    $16.25
                                             --------------------------------------
Income From Investment
  Operations
                                             --------------------------------------
Net investment income (loss)(a) .......        (.01)       .13        .08       .11
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions ...............        3.52       (.78)      5.28      3.76
                                             --------------------------------------
Net increase (decrease) in net asset
  value from operations ...............        3.51       (.65)      5.36      3.87
                                             --------------------------------------
Less: Dividends and Distributions
Dividends from net investment
  income ..............................          -0-        -0-        -0-     (.09)
Distribution in excess of net
  investment income ...................          -0-        -0-      (.09)     (.14)
Distributions from net realized gains
  on investments and foreign
  currency transactions ...............        (.91)     (2.56)     (2.05)    (1.32)
                                             --------------------------------------
Total dividends and distributions .....        (.91)     (2.56)     (2.14)    (1.55)
                                             --------------------------------------
Net asset value, end of period ........      $21.18     $18.58     $21.79    $18.57
                                             ======================================
Total Return
Total investment return based on
  net asset value(b) ..................       19.21%     (2.54)%    32.55%    25.76%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .....................      $9,196     $4,778     $3,143    $4,130
Ratio of expenses to average
  net assets(c) .......................        1.34%      1.51%      1.56%     1.71%(e)
Ratio of net investment income (loss)
  to average net assets ...............       (0.06)%      .68%       .39%      .77%(e)
Portfolio turnover rate ...............         103%        89%        99%       89%

See footnote summary on page 28.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

(a)   Based on average shares outstanding.
(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return calculated for a period of less than one year is not annualized.
(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:
                                                                       Period
                                            Year Ended July 31,         Ended
                                       ---------------------------    July 31,
                                        2000       1999       1998       1997
                                       ---------------------------------------
      Class A .....................    1.64%      1.78%      1.84%      2.04%
      Class B .....................    2.36%      2.49%      2.54%      2.74%
      Class C .....................    2.35%      2.49%      2.54%      2.73%
      Advisor Class ...............    1.33%      1.50%      1.54%      1.71%(e)

(d)   Commencement of distribution.
(e)   Annualized.


--------------------------------------------------------------------------------
28 o ALLIANCE NEW EUROPE FUND

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance New Europe Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance New Europe Fund, Inc., including the portfolio of investments, as of July 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance New Europe Fund, Inc. at July 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
September 7, 2000


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 29

---------------------------
TAX INFORMATION (UNAUDITED)
---------------------------

TAX INFORMATION (UNAUDITED)

In order to meet certain requirements of the Internal Revenue Code we are advising you that the tax basis long term capital gain distributions paid by the Fund during the fiscal year July 31, 2000 was $16,114,440.

In addition, the Fund intends to make an election under the Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes that may be passed through to shareholders for the fiscal year ended July 31, 2000 is $909,038. The foreign source of income for information reporting purposes is $5,509,898.

Shareholders should not use the above information to prepare their tax returns. The information necessary to complete your income tax returns will be included with your Form 1099 DIV which will be sent to you separately in January 2001.


--------------------------------------------------------------------------------
30 o ALLIANCE NEW EUROPE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capital

Cash or goods that are used to generate income. Also, the net worth of a business (the amount by which its assets exceed its liabilities).

earnings

Revenues minus cost of sales, operating expenses, and taxes, over a given period of time. Earnings are often the most important determinant of a company's stock price.

economic growth rate

The rate, usually measured annually, at which a nation's, industry's, community's, or company's income increases.

equity security

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

inflation

The overall general upward price movement of goods and services in an economy.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

valuation

The process of determining the value of an asset or company.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 31

----------------
ALLIANCE CAPITAL
----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with nearly $388 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 29 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 282 investment professionals in 27 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/00.


--------------------------------------------------------------------------------
32 o ALLIANCE NEW EUROPE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio, Alliance Select Investor Series Technology Portfolio, and Alliance Select Investor Series Biotechnology Portfolio which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 33

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
David H. Dievler(1)
John H. Dobkin(1)
W.H. Henderson(1)
Stig Host(1)
Alan J. Stoga(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Thomas J. Bardong, Vice President
Stephen M. Beinhacker, Vice President
Russell Brody, Vice President
Mark D. Gersten, Treasurer & Chief Financial Officer
Edmund P. Bergan, Jr., Secretary
Vincent S. Noto, Controller

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800) 221-5672

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
34 o ALLIANCE NEW EUROPE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

The Spain Fund
ACM Municipal Securities Income Fund
Alliance All-Market Advantage Fund
ACM Government Income Fund
ACM Government Securities Fund
ACM Government Spectrum Fund
ACM Government Opportunity Fund
ACM Managed Income Fund
The Southern Africa Fund
The Austria Fund
Alliance World Dollar Government Fund
ACM Managed Dollar Income Fund
The Korean Investment Fund
Alliance World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
                                                   ALLIANCE NEW EUROPE FUND o 35

NOTES


--------------------------------------------------------------------------------
36 o ALLIANCE NEW EUROPE FUND

                                                                 ---------------
Alliance New Europe Fund                                             BULK RATE
1345 Avenue of the Americas                                        U.S. POSTAGE
New York, NY 10105                                                     PAID
(800) 221-5672                                                     New York, NY
                                                                 Permit No. 7131
                                                                 ---------------

Alliance Capital[LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

EURAR700